Exhibit 21.1
SUBSIDIARIES OF THE COMPANY

February 1, 2011
Ownership

ALABAMA
SCI Funeral Services, LLC (Iowa LLC) Alabama subsidiary
SCI Alabama Funeral Services, LLC	100%
Alderwoods Group, LLC (DE LLC) Alabama subsidiary
Advanced Planning (Alabama), Inc.	100%

ALASKA
SCI Funeral Services, LLC (Iowa LLC) Alaska subsidiary
SCI Alaska Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Alaska subsidiary
Alderwoods (Alaska), Inc.	100%

ARIZONA
SCI Funeral Services, LLC (Iowa LLC) Arizona subsidiary
SCI Arizona Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Arizona subsidiary
Alderwoods (Arizona), Inc.	55%
Osiris Holding Corporation (DE Corp) Arizona subsidiary
Alderwoods (Arizona), Inc.	45%
Phoenix Memorial Park Association	100%
SCI International, LLC (DE LLC)
SCI Cerberus, LLC (DE LLC)
Keystone Canada Corp. (Ontario Corp)
Keystone Group Holdings, Inc. (DE Corp)
Keystone America, Inc. (DE Corp) Arizona subsidiary
Gila Mountain Development Co., Inc.	100%

ARKANSAS
SCI Funeral Services, LLC (Iowa LLC) Arkansas subsidiary
SCI Arkansas Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Arkansas subsidiary
Alderwoods (Arkansas), Inc.	100%

CALIFORNIA
SCI Funeral Services, LLC (Iowa LLC) California subsidiaries
SCI California Funeral Services, Inc.	100%
Mount Vernon Memorial Park	100%
SCI Special, Inc. (DE Corp)
SCI Administrative Services, LLC (DE LLC)
SCI Management L.P.—(DE LP) California subsidiary
SCI Western Market Support Center, Inc.	100%
SCI Capital Corporation (DE Corp)
Investment Capital Corporation (TX Corp)
Wilson Financial Group, Inc. (DE Corp)
Wilson Holdings, Inc. (TX Corp) California subsidiaries
Cooley & Riolo Mortuary, Inc.	100%
Thompson Funeral Home, Inc.	100%
WFG-Fuller Funerals, Inc.	100%
Wilson-Bannon Mortuary, Inc.	100%
Wilson Camellia Memorial Lawn, Inc.	100%

February 1, 2011
Ownership

Alderwoods Group, LLC (DE LLC) California subsidiaries
Alderwoods Group (California), Inc.	100%
Advance Funeral Insurance Services	100%
Alderwoods (Texas), Inc.	100%
Directors Succession Planning, Inc.	100%
Directors Succession Planning II, Inc.	100%
Earthman Holdings, Inc. (TX Corp) California subsidiary
Earthman LP, Inc.	100%
Rose Hills Holdings Corp. (DE Corp)
Rose Hills Company (DE Corp) California subsidiary
RH Mortuary Corporation	100%
RH Cemetery Corp. (DE Corp) California subsidiary
Workman Mill Investment Company	100%
DSP General Partner, Inc. (TX Corp) California subsidiary
DSP General Partner II, Inc.	100%
S & H Properties and Enterprises, Inc. (WA Corp) California subsidiaries
Universal Memorial Centers V, Inc.	100%
Universal Memorial Centers VI, Inc.	100%

COLORADO
SCI Funeral Services, LLC (Iowa LLC) Colorado subsidiary
SCI Colorado Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Colorado subsidiary
Alderwoods (Colorado), Inc.	100%

CONNECTICUT
SCI Funeral Services, LLC (Iowa LLC) Connecticut subsidiary
SCI Connecticut Funeral Services, LLC	100%
Alderwoods Group, LLC (DE LLC) Connecticut subsidiary
Alderwoods (Connecticut), Inc.	51.8%
Alderwoods (New York), LLC (NY LLC)Connecticut subsidiary
Alderwoods (Connecticut), Inc.	48.2%

DELAWARE
Christian Funeral Services, Inc.	100%
SCI Funeral Services, LLC (Iowa LLC)
Affiliated Family Funeral Service, Inc. (MA Corp) Delaware subsidiaries
ECI-Rapino Memorial Home, Inc.	49%
ECI Services of Maine, Inc.	100%
ECI Services of New Hampshire, Inc.	100%
Memorial Guardian Plans, Inc.	100%
SCI California Funeral Services, Inc. (CA Corp) Delaware subsidiaries
California Cemetery and Funeral Services, LLC	5%
ECI Capital Corporation	100%
California Cemetery and Funeral Services, LLC	95%
SCI Georgia Funeral Services, Inc.	100%
SCI Services (Alabama), Inc.	100%
SCI Indiana Funeral Services, Inc.	100%
SCI Iowa Funeral Services, Inc. (IA Corp) Delaware subsidiary
SCI Iowa Finance Company	100%
SCI Maryland Funeral Services, Inc. (MD Corp) Delaware subsidiary
ECI Cemetery Services of Maryland, LLC	100%
SCI Pennsylvania Funeral Services, Inc.(PA Corp)Delaware subsidiary
Saul-Gabauer Funeral Home, Inc.	100%
SCI Texas Funeral Services, Inc.	100%
CemCare, Inc.	100%

February 1, 2011
Ownership

PSI Funding, Inc.	100%
SCI Virginia Funeral Services, Inc. (VA Corp) Delaware subsidiary
SCI Loan Services, LLC	100%
Salvatore Air Transportation Corp.	100%
SCI Executive Services, Inc.	100%
SCI Financial Services, Inc.	100%
Making Everlasting Memories, L.L.C.	80%
SCI Investment Services, Inc.	100%
SCI International, LLC	100%
SCI Cerberus, LLC	100%
Service Corporation International (Canada) ULC (BC ULC) DE subsidiary
SCI Funeral & Cemetery Purchasing Cooperative, Inc.	25%
SCI Special, Inc.	100%
SCI Administrative Services, LLC- General Partner of	100%
SCI Management L.P.	1%
Remembrance Memorial Traditions, LLC- Limited Partner of	100%
SCI Management L.P.	99%
Dignity Memorial Network, Inc.	100%
SCI Western Market Support Center, Inc. (CA Corp)
SCI Funeral & Cemetery Purchasing Cooperative, Inc.	25%
SCI EOps HQ, Inc. (NY Corp)
SCI Eastern Market Support Center, L.P. (TX LP)
SCI Funeral & Cemetery Purchasing Cooperative, Inc.	25%
SCI Houston Hub, Inc. (TX Corp)
SCI Houston Market Support Center, L.P. (TX LP)
SCI Funeral & Cemetery Purchasing Cooperative, Inc.	25%
SCI Capital Corporation	100%
Piney Grove, LLC	100%
Stormy Sky, LLC	100%
Investment Capital Corporation (TX Corp) Delaware subsidiary
Wilson Financial Group, Inc.	53.30%
Amistad Corporation	100%
Wilson Holdings, Inc. (TX Corp) Delaware subsidiary
M.J. Edwards Hillside Chapel, Inc.	100%
Alderwoods Group, LLC	100%
Alderwoods (Mississippi), Inc.	100%
American Burial and Cremation Centers, Inc.	100%
H. P. Brandt Funeral Home, Inc.	100%
Osiris Holding Corporation	100%
Rose Hills Holdings Corp.	100%
Rose Hills Company	100%
RH Cemetery Corp.	100%
SCI International, LLC (DE LLC)
SCI Cerberus, LLC (DE LLC)
Keystone Canada Corp. (Ontario Corp)
Keystone Group Holdings, Inc.	100%
Keystone Advance Planning, Inc.	100%
Keystone America, Inc.	100%
Keystone Kentucky, Inc.	99%
Keystone Michigan, Inc.	100%
Healy-Hahn Funeral Properties, Inc.	100%
HHFP, Inc.	100%

DISTRICT OF COLUMBIA
SCI Funeral Services, LLC (Iowa LLC) DC subsidiaries
Joseph Gawler’s Sons, LLC	100%
Witzke Funeral Homes, Inc.	100%

February 1, 2011
Ownership

FLORIDA
SCI Funeral Services, LLC (Iowa LLC) Florida subsidiary
SCI Funeral Services of Florida, Inc.	99%
Oaklawn Cemetery Association	100%
Florida Marker, LLC	100%
WPALM, Inc.	100%
Oaklawn Cemetery Association	100%
Alderwoods Group, LLC (DE LLC)
Alderwoods (Minnesota), Inc. (MN Corp) Florida subsidiary
SCI Funeral Services of Florida, Inc.	1%
Osiris Holding Corporation (DE Corp) Florida subsidiary
Osiris Holding of Florida, Inc.	100%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp)
Investment Capital Corporation (TX Corp)
Wilson Financial Group, Inc. (DE Corp)
Wilson Holdings, Inc. (TX Corp) Florida subsidiary
A.B. Coleman Mortuary, Inc.	100%
Holmes Funeral Directors, Inc.	100%

GEORGIA
Alderwoods Group, LLC (DE LLC) Georgia subsidiary
Alderwoods (Georgia), Inc.	100%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp)
Investment Capital Corporation (TX Corp)
Wilson Financial Group, Inc. (DE Corp)
Wilson Holdings, Inc. (TX Corp) Georgia subsidiary
College Park Cemetery, Inc.	100%
Crest Lawn Memorial Park, Inc.	100%
Forest Lawn Memorial Gardens, Inc.	100%
Kennedy Memorial Gardens, Inc.	100%
Sherwood Memorial Park & Mausoleum, Inc.	100%

HAWAII
SCI Funeral Services, LLC (Iowa LLC) Hawaii subsidiaries
Hawaiian Memorial Life Plan, Ltd.	100%

IDAHO
Alderwoods Group, LLC (DE LLC) Idaho subsidiary
Alderwoods (Idaho), Inc.	100%

ILLINOIS
SCI Funeral Services, LLC (Iowa LLC) Illinois subsidiary
SCI Illinois Services, Inc.	100%
Lake View Memorial Gardens, Inc.	100%
SCI Funeral Services of Florida, Inc. (FL Corp), Illinois subsidiary
Alderwoods (Chicago North), Inc.	56%
Alderwoods Group, LLC (DE LLC) Illinois subsidiaries
Alderwoods (Illinois), Inc.	100%
Alderwoods (Chicago Central), Inc.	71%
Woodlawn Memorial Park, Inc.	100%
Chicago Cemetery Corporation	100%
Mount Auburn Memorial Park, Inc.	100%
Alderwoods (Chicago North), Inc.	1%
Alderwoods (Chicago North), Inc.	43%

February 1, 2011
Ownership

Osiris Holding Corporation (DE Corp) Illinois subsidiary
Alderwoods (Chicago Central), Inc.	29%
Elmwood Acquisition Corporation	100%
Oakwoods Cemetery Association	100%
Pineview Memorial Park, Inc.	100%
Ridgewood Cemetery Company, Inc.	100%
Ruzich Funeral Home, Inc.	100%
Woodlawn Cemetery of Chicago, Inc.	100%

INDIANA
Alderwoods Group, LLC (DE LLC) Indiana subsidiaries
Advance Planning of America, Inc.	100%
Alderwoods (Indiana), Inc.	88.5%
Alderwoods (Tennessee), LLC (TN LLC) Indiana subsidiary
Alderwoods (Indiana), Inc.	11.5%

IOWA
SCI Funeral Services, LLC	100%
SCI Iowa Funeral Services, Inc.	100%

KANSAS
SCI Funeral Services, LLC (Iowa LLC) Kansas subsidiary
SCI Kansas Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Kansas subsidiary
Alderwoods (Kansas), Inc.	100%

KENTUCKY
SCI Funeral Services, LLC (Iowa LLC) Kentucky subsidiary
SCI Kentucky Funeral Services, Inc.	99%
Alderwoods Group, LLC (DE LLC) Kentucky subsidiaries
Alderwoods (Partner), Inc.	100%

LOUISIANA
SCI Funeral Services, LLC (Iowa LLC) Louisiana subsidiary
SCI Louisiana Funeral Services, Inc.	100%

MARYLAND
SCI Funeral Services, LLC (Iowa LLC) Maryland subsidiaries
SCI Maryland Funeral Services, Inc.	100%
BAMFH, Inc.	100%
Burgee-Henss-Seitz Funeral Home, Inc.	100%
Charles S. Zeiler & Son, Inc.	100%
Danzansky-Goldberg Memorial Chapels, Inc.	100%
Edward Sagel Funeral Direction, Inc.	100%
Fleck Funeral Home, Inc.	100%
Gary L. Kaufman Funeral Home at Meadowridge Memorial Park, Inc.	100%
Gary L. Kaufman Funeral Home Southwest, Inc.	100%
George Washington Cemetery Company, LLC	100%
Lemmon Funeral Home of Dulaney Valley, Inc.	100%
Loring Byers Funeral Directors, Inc.	100%
Miller-Dippel Funeral Home, Inc.	100%
Moran-Ashton Funeral Home, Inc.	100%
National Cremation Service, Inc.	100%
Sterling-Ashton-Schwab Funeral Home, Inc.	100%
Sterling-Ashton-Schwab-Witzke Funeral Home of Catonsville, Inc.	100%

February 1, 2011
Ownership

Alderwoods Group, LLC (DE LLC) Maryland subsidiary
Alderwoods (Maryland), Inc.	100%
SCI International, LLC (DE LLC)
SCI Cerberus, LLC (DE LLC)
Keystone Canada Corp. (Ontario Corp)
Keystone Group Holdings, Inc. (DE Corp)
Keystone America, Inc. (DE Corp) Maryland subsidiaries
Schimunek Funeral Home, Inc.	100%
The Schimunek Funeral Home of Bel Air, Inc.	100%

MASSACHUSETTS
SCI Funeral Services, LLC (Iowa LLC) Massachusetts subsidiaries
Affiliated Family Funeral Service, Inc.	100%
AFFS Boston, Inc.	10%
AFFS North, Inc.	42%
AFFS Norwood, Inc.	45%
AFFS Quincy, Inc.	11%
AFFS Southcoast East, Inc.	22%
AFFS Southcoast West, Inc.	11%
AFFS West, Inc.	37%
Perlman Funeral Home, Inc.	30%
Stanetsky Memorial Chapels, Inc.	33%
Sullivan Funeral Homes, Inc.	12%
Alderwoods Group, LLC (DE LLC) Massachusetts subsidiaries
Cuffe-McGinn Funeral Home, Inc.	39%
Doane Beal & Ames, Inc.	36%
Ernest A. Richardson Funeral Home, Inc.	49%
Gaffey Funeral Home, Inc.	49%
Alderwoods (Massachusetts), Inc.	100%
SCI International, LLC (DE LLC)
SCI Cerberus, LLC (DE LLC)
Keystone Canada Corp. (Ontario Corp)
Keystone Group Holdings, Inc. (DE Corp)
Keystone America, Inc. (DE Corp) Mass. subsidiary
Nickerson-Bourne Funeral Homes, Inc.	49%

MICHIGAN
SCI Funeral Services, LLC (Iowa LLC) Michigan subsidiary
SCI Michigan Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Michigan subsidiary
Alderwoods (Michigan), Inc.	100%
Alderwoods (Virginia), Inc. (VA Corp) Michigan subsidiaries
AMG, Inc.	100%
WMP, Inc.	100%

MINNESOTA
SCI Funeral Services, LLC (Iowa LLC) Minnesota subsidiaries
SCI Minnesota Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Minnesota subsidiary
Alderwoods (Minnesota), Inc.	100%

MISSISSIPPI
SCI Funeral Services, LLC (Iowa LLC) Mississippi subsidiary
SCI Mississippi Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Mississippi subsidiaries

February 1, 2011
Ownership

Family Care, Inc.	100%
Alderwoods (Mississippi), Inc. (DE Corp) Mississippi subsidiaries
Stephens Burial Association, Inc.	100%
Stephens Funeral Benefit Association, Inc.	100%
Stephens Funeral Fund, Inc.	100%

MISSOURI
SCI Funeral Services, LLC (Iowa LLC) Missouri subsidiaries
SCI Missouri Funeral Services, Inc.	100%
Memorial Guardian Plans, Inc.	100%
Alderwoods Group, LLC (DE LLC) Missouri subsidiary
Alderwoods (Missouri), Inc.	100%

MONTANA
Alderwoods Group, LLC (DE LLC) Montana subsidiary
Alderwoods (Montana), Inc.	100%

NEBRASKA
SCI Funeral Services, LLC (Iowa LLC) Nebraska subsidiary
SCI Nebraska Funeral Services, Inc.	100%

NEVADA
Alderwoods Group, LLC (DE LLC) Nevada subsidiary
Alderwoods (Nevada), Inc.	100%
Knauss Enterprises Limited Liability Company	100%
Palm Mortuary, Inc.	100%

NEW HAMPSHIRE
Alderwoods Group, LLC (DE LLC) New Hampshire subsidiaries
McHugh Funeral Home, Inc.	100%
Robert Douglas Goundrey Funeral Home, Inc.	100%
St. Laurent Funeral Home, Inc.	100%
Alderwoods (Massachusetts), Inc. — New Hampshire subsidiary
ZS Acquisition, Inc.	100%

NEW JERSEY
SCI Funeral Services, LLC (Iowa LLC) New Jersey subsidiaries
SCI New Jersey Funeral Services, Inc.	100%
Garden State Crematory, Inc.	100%
Wien & Wien, Inc.	100%
SCI International, LLC (DE Corp)
SCI Cerberus, LLC (DE Corp)
Keystone Canada Corp. (Ontario Corp)
Keystone Group Holdings, Inc. (DE Corp)
Keystone America, Inc. (DE Corp) New Jersey subsidiary
Zarro Funeral Home	100%

NEW MEXICO
SCI Funeral Services, LLC (Iowa LLC) New Mexico subsidiary
SCI New Mexico Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) New Mexico subsidiary
Alderwoods (New Mexico), Inc.	100%

NEW YORK
SCI Funeral Services, LLC (Iowa LLC) New York subsidiaries
SCI Funeral Services of New York, Inc.	100%
Alderwoods (New York), LLC	100%

February 1, 2011
Ownership

Chas. Peter Nagel, LLC	100%
I. J. Morris, LLC	100%
New York Funeral Chapels, LLC	100%
New York Marker, LLC	100%
Thomas M. Quinn & Sons, LLC	100%
SCI Special, Inc. (DE Corp)
SCI Administrative Services, LLC (DE LLC)
SCI Management L.P.—(DE LP) New York subsidiary
SCI EOps HQ, Inc.	100%

NORTH CAROLINA
SCI Funeral Services, LLC (Iowa LLC) North Carolina subsidiary
SCI North Carolina Funeral Services, LLC	100%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp)
Investment Capital Corporation (TX Corp)
Wilson Financial Group, Inc. (DE Corp)
Wilson Holdings, Inc. (TX Corp) N. Carolina subsidiary
Hamilton Funeral Chapel, Inc.	100%
Alderwoods Group, LLC (DE LLC) North Carolina subsidiaries
Alderwoods (North Carolina), Inc.	48.8%
Westminster Gardens, Inc.	100%
Carothers Holding Company, LLC	100%
Alderwoods (North Carolina), Inc.	0.7%
MFH, L.L.C.	100%
Lineberry Group, Inc.	100%
Alderwoods (North Carolina), Inc.	0.5%
Alderwoods (Georgia), Inc. (GA Corp) North Carolina subsidiary
Reeves, Inc.	100%

OHIO
SCI Funeral Services, LLC (Iowa LLC) Ohio subsidiaries
SCI Ohio Funeral Services, Inc.	100%
The Knollwood Cemetery Company	100%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp)
Investment Capital Corporation (TX Corp)
Wilson Financial Group, Inc. (DE Corp)
Wilson Holdings, Inc. (TX Corp) Ohio subsidiary
Dale Funeral Home, Inc.	90%
Alderwoods Group, LLC (DE LLC) Ohio subsidiaries
Alderwoods (Ohio) Cemetery Management, Inc.	100%
Alderwoods (Ohio) Funeral Home, Inc.	100%
Bennett-Emmert-Szakovits Funeral Home, Inc.	100%

OKLAHOMA
SCI Funeral Services, LLC (Iowa LLC) Oklahoma subsidiaries
SCI Oklahoma Funeral Services, Inc.	100%
Memorial Gardens Association	100%
Rose Hill Burial Park, a Trust	90%
Sunset Memorial Park Cemetery Trust	100%
Memorial Park Association, a Trust Estate	100%
Sunny Lane Cemetery, a Property Trust	100%
Alderwoods Group, LLC (DE LLC) Oklahoma subsidiary
Alderwoods (Oklahoma), Inc.	100%

February 1, 2011
Ownership

OREGON
SCI Funeral Services, LLC (Iowa LLC) Oregon subsidiaries
SCI Oregon Funeral Services, Inc.	100%
Uniservice Corporation	100%
Alderwoods Group, LLC (DE LLC) Oregon subsidiaries
Alderwoods (Oregon), Inc.	100%

PENNSYLVANIA
SCI Funeral Services, LLC (Iowa LLC) Pennsylvania subsidiaries
SCI Pennsylvania Funeral Services, Inc.	100%
Auman Funeral Home, Inc.	100%
Ed Melenyzer Co.	100%
Funeral Service Pennsylvania, LLC	100%
Laughlin Funeral Home, Ltd.	100%
Robert L. Hendricks Funeral Home, Inc.	100%
Rohland Funeral Home	100%
Harold B. Mulligan Co., Inc.	100%
Theo. C. Auman, Inc.	100%
Auman’s, Inc.	100%
Francis F. Seidel, Inc.	100%
Memorial Guardian Plans, Inc.(DE Corp) Pennsylvania subsidiary
Ensure Agency of Pennsylvania, Inc.	100%
Alderwoods Group, LLC (DE LLC) Pennsylvania subsidiaries
Bright Undertaking Company	100%
H. Samson, Inc.	100%
Knee Funeral Home of Wilkinsburg, Inc.	100%
Nineteen Thirty-Five Holdings, Inc.	100%
Osiris Holding Corporation (DE Corp) Pennsylvania subsidiary
Oak Woods Management Company	100%
SCI International, LLC (DE LLC)
SCI Cerberus, LLC (DE LLC)
Keystone Canada Corp. (Ontario Corp)
Keystone Group Holdings, Inc. (DE Corp)
Keystone America, Inc. (DE Corp) Pennsylvania subsidiary
Behm Funeral Properties, Inc.	100%

RHODE ISLAND
SCI Funeral Services, LLC (Iowa LLC) Rhode Island subsidiary
SCI Rhode Island Funeral Services, LLC	100%

SOUTH CAROLINA
SCI Funeral Services, LLC (Iowa Corp) South Carolina subsidiary
SCI South Carolina Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) South Carolina subsidiaries
Alderwoods (South Carolina), Inc.	44%
Carothers Holding Company, LLC (NC LLC) North Carolina subsidiary
Alderwoods (South Carolina), Inc.	56%
Alderwoods (Georgia), Inc. (GA Corp) North Carolina subsidiary
Graceland Cemetery Development Co.	100%

TENNESSEE
SCI Funeral Services, LLC (Iowa LLC) Tennessee subsidiaries
SCI Tennessee Funeral Services, LLC	100%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp)
Investment Capital Corporation (TX Corp)

February 1, 2011
Ownership

Wilson Financial Group, Inc. (DE Corp) Tennessee subsidiary
Southern Funeral Home, Inc.	100%
Amistad Corporation (DE Corp) Tennessee subsidiary
Franklin-Strickland Funeral Home, Inc.	100%
Wilson Holdings, Inc. (TX Corp) Tennessee subsidiaries
M. J. Edwards & Sons Funeral Home, Inc.	100%
M. J. Edwards-Whitehaven Funeral Chapel, Inc.	100%
Alderwoods Group, LLC (DE LLC) Tennessee subsidiaries
Alderwoods (Tennessee), LLC	100%
Eagle Financial Associates, Inc.	100%

TEXAS
SCI Funeral Services, LLC (Iowa LLC) Texas subsidiaries
TMJ Land, Inc.	100%
SCI Texas Funeral Services, Inc. (DE Corp) Texas subsidiaries
FHC Realty, Inc.	100%
WFG Liquidation Corporation	100%
Pioneer Funeral Plans, Inc.	100%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp) Texas subsidiary
Investment Capital Corporation	100%
Wilson Financial Group, Inc. (DE Corp) Texas subsidiary
Wilson Holdings, Inc.	100%
Carl Barnes Funeral Home, Inc.	100%
Cedar Crest Funeral Home, Inc.	100%
Fuller-Sheffield Funeral Services, Inc.	100%
Lincoln Funeral Home, Inc.	100%
Mainland Funeral Home, Inc.	100%
Morris-Bates Funeral Home, Inc.	100%
Paradise Funeral Home, Inc.	100%
Paradise Investment Corporation	100%
Paradise Cemetery South, Inc.	100%
Warford-Walker Mortuary, Inc.	100%
WFG-Cristo Rey Funeral Home, Inc.	100%
WFG-Lockwood Funeral Home, Inc.	100%
WFG-Nat Clark, Inc.	100%
WFG-Gregory Spencer Funeral Home, Inc.	100%
Wilson-Lincoln Cemetery, Inc.	100%
Carver Memorial Park, Inc.	100%
Lincoln Memorial Park	100%
SCI Administrative Services, LLC (DE LLC)
SCI Management L.P. (DE LP)- Texas subsidiaries — Limited Partner of
SCI Eastern Market Support Center, L.P.	99%
SCI Houston Market Support Center, L.P.	99%
SCI Management L.P. (DE LP) Texas subsidiaries
SCI EOps HQ, Inc. (NY Corp) — General Partner of
SCI Eastern Market Support Center, L.P.	1%
SCI Houston Hub, Inc.-General Partner of	100%
SCI Houston Market Support Center, L.P.	1%
Alderwoods Group, LLC (DE LLC) Texas subsidiaries
DSP General Partner, Inc.	100%
Dunwood Cemetery Service Company	80%
Earthman Holdings, Inc.	100%
Alderwoods (Texas), Inc. (CA Corp) Texas subsidiary
Funeral Service, Inc.	100%

February 1, 2011
Ownership

Alderwoods (Georgia), Inc. (GA Corp) Texas subsidiary
Waco Memorial Park, Inc.	100%
UTAH
SCI Funeral Services, LLC (Iowa LLC) Utah subsidiaries
SCI Utah Funeral Services, Inc.	100%
Evans & Early Mortuary, LLC	100%
Wasatch Land and Improvement Company	100%

VERMONT
SCI International, LLC (DE LLC)
SCI Cerberus, LLC (DE LLC)
Keystone Canada Corp. (Ontario Corp)
Keystone Group Holdings, Inc. (DE Corp)
Keystone America, Inc. (DE Corp) Vermont subsidiary
Ker-Westerlund Funeral Home, Inc.	100%

VIRGINIA
SCI Funeral Services, LLC (Iowa LLC) Virginia subsidiary
SCI Virginia Funeral Services, Inc.	100%
Memorial Guardian Plans, Inc. (DE Corp) Virginia subsidiary
Sentinel Security Plans, Inc.	100%
Alderwoods Group, LLC (DE LLC) Virginia subsidiary
Alderwoods (Virginia), Inc.	52.9%
Carothers Holding Company, LLC (NC LLC) Virginia subsidiary
Alderwoods (Virginia), Inc.	0.5%
Lineberry Group, Inc. (NC Corp) Virginia subsidiary
Alderwoods (Virginia), Inc.	46.6%

WASHINGTON
SCI Funeral Services, LLC (Iowa LLC) Washington subsidiary
SCI Washington Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Washington subsidiaries
Alderwoods (Washington), Inc.	100%
S & H Properties and Enterprises, Inc.	100%
Vancouver Funeral Chapel, Inc.	100%
Evergreen Funeral Home and Cemetery, Inc.	100%
Green Service Corporation	100%

WEST VIRGINIA
SCI Funeral Services, LLC (Iowa LLC) West Virginia subsidiaries
SCI West Virginia Funeral Services, Inc.	100%
Rosedale Cemetery Company	100%
Rosedale Funeral Chapel, Inc.	100%
Alderwoods Group, LLC (DE LLC) West Virginia subsidiary
Alderwoods (West Virginia), Inc.	100%

WISCONSIN
SCI Funeral Services, LLC (Iowa LLC) Wisconsin subsidiary
SCI Wisconsin Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Wisconsin subsidiaries
Alderwoods (Wisconsin), Inc.	99%
Osiris Holding Corporation (DE Corp)Wisconsin subsidiary
Alderwoods (Wisconsin), Inc.	1%
Northern Land Company, Inc.	100%

February 1, 2011
Ownership

International

BELGIUM
SCI International, LLC (DE Corp) Belgium subsidiaries
Camilla Belgium N.V.	100%
Diana Belgium N.V.	100%

BRAZIL
SCI International, Limited (DE Corp)
SCI Latin America Ltd. (Cayman Co) Brazil subsidiary
Service Corporation International Brazil Limitada	100%

CANADA

SCI Alliance Acquisition Corporation—(Ontario Corp)	100%
SCI International, LLC—(DE LLC)	100%
3056269 Nova Scotia Company—(Nova Scotia Corp)	100%
Service Corporation International Canada Funding Limited Partnership- (Nova Scotia Partnership)	50%
SCI Cerberus, LLC—(DE LLC)	100%
3056271 Nova Scotia Company—(Nova Scotia Corp)	100%
Service Corporation International Canada Funding Limited Partnership— (Nova Scotia Partnership)	50%
Service Corporation International(Canada)ULC—(BC ULC)	100%
SSPI (Canada), Inc. (Canada Federal)	100%
SCI Funeral & Cemetery Purchasing Cooperative, Inc.—(DE Corp)	25%
247663 Alberta Ltd.—(Alberta Corp)	90%
Advance Funeral Planning Ltd.—(SK Corp)	100%
Community Crematorium Services Limited-(SK Corp)	50%
Gregory’s Williams Lake Funeral Home Ltd.—(BC Corp)	100%
Guayco Investments Inc./Investissements Guayco—(QC Corp)	100%
Les Salons Funeraires Guay Inc.—(QC Corp)	100%
Jayne’s Funeral Home (1984) Limited-(Nova Scotia Corp)	100%
P. Coutu Funeral Chapels Ltd.—(Manitoba Corp)	100%
Keystone Canada Corp.—(Ontario Corp)	100%
Keystone Group Holdings, Inc.—(DE Corp)	100%
Keystone America, Inc.—(DE Corp)—Canadian subsidiary
Keystone Canada Funeral Homes, Inc.-(Ontario Corp)	100%
Lahaie & Sullivan Cornwall Funeral Homes
Limited—(Ontario Corp)	100%
Salon Funeraire M. John Sullivan Funeral Home Inc.—(Ontario Corp)	100%

BARBADOS
Alderwoods Group, LLC (DE LLC)
Service Corporation International (Canada)ULC (BC ULC)—
Barbados subsidiaries
Loewen International Holdings Ltd.	100%
Loewen Financial Corporation	100%
Loewen Insurance Holdings Inc.	100%
Loewen Trading Corporation	100%

February 1, 2011
Ownership

CAYMAN ISLANDS
SCI International, LLC (DE LLC) Cayman Islands subsidiaries
SCI Latin America Ltd	100%
SCI Cayman II Ltd.	100%

GERMANY
SCI International, LLC (DE LLC) Germany subsidiaries
SCI D GmbH	100%
Norddeutsche Bestattungsgesellschaft mbH	100%
Bestattungsinstitut Barbel Brand GmbH	100%
Breidenstein Bestattungen GmbH	100%
Thomas Amm GmbH	100%

LUXEMBOURG
SCI International, LLC (DE LLC) Luxembourg subsidiary
SCI Luxembourg SARL	100%

MALAYSIA
SCI International, LLC (DE LLC) Malaysia subsidiaries
Enlightened Transition Sdn Bhd	100%
Bahua Funeral Services Sdn Bhd	33.33%

NETHERLANDS
SCI International, LLC (DE LLC), Netherlands subsidiary
Service Corporation International Netherlands Cooperatief U.A.	99%
Service Corporation International (BVI) Ltd. (VI Corp) Netherlands subsidiary
Service Corporation International Netherlands Cooperatief U.A.	1%
Roverber Holding & Finance BV	100%

PUERTO RICO
Alderwoods Group, LLC (DE LLC) Puerto Rico subsidiary
SCI Puerto Rico Funeral and Cemetery Services, Inc.	100%

SWITZERLAND
SCI International, LLC (DE LLC) Switzerland subsidiaries
Osefi Holdings SA	100%

UNITED KINGDOM
SCI Special, Inc.	100%
SCI Administrative Services, LLC (DE LLC) United Kingdom subsidiary
SCI UK Investments Limited	100%
Alderwoods Group, LLC (DE LLC) United Kingdom subsidiary
Alderwoods UK Holdings Ltd.	100%

VIRGIN ISLANDS
Service Corporation International (BVI) Ltd.	100%